June 24, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2003

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 5/31/2003

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2002-2
            Reporting for period ending 5/31/2003

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

Date:		June 24, 2003

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

Date:       June 24, 2003

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
For the Period Ending                5/31/2003
Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,108,102,265
 2 Less Ineligible Receivables:
 3 SAU/NSF 0-30 in excess of
   .75% of Trust Receivables                                     0
 4 NSF Over 30 Days Office                                (798,096)
   Less: DFS MH West (01036139)                                  0
   DFS MH East (01106008)                                   42,196
 5 SAU Over 30 Days Office                              (5,298,529)
   Less: DFS MH West (01036139)                            567,358
   DFS MH East (01106008)                                1,065,404
 6 Total Principal Receivables                       3,103,680,598
 7 Discount Factor                                            0.50%
 8 End of month Pool Balance                         3,088,162,195

Total Trust Receivables-Delinquency
 9 NSF 1-30 Office                                         121,209
   Less: DFS MH West (01036139)                             (1,089)
   DFS MH East (01106008)                                  (20,543)
10 SAU 1-30 Office                                      21,531,158
   Less: DFS MH West (01036139)                         (1,110,541)
   DFS MH East (01106008)                               (1,339,130)
11 Total                                                19,181,064
12 Trust Receivables                                 3,108,102,265
13 .75 % of Trust Receivables                                 0.75%
14 Total                                                23,310,767
15 Amount in Excess                                              0

16 NSF 30+                                                 798,096
17 SAU 30+                                               5,298,529
                                                         6,096,625
Overconcentrations
18 End of month Pool Balance                         3,088,162,195

                                                        Limits         Actual     Excess
19 A/R Receivables                              20%    617,632,439    22,001,418       0

20 Asset Based Receivables                      20%    617,632,439   325,568,189       0

21 Dealer concentration top 8                  2.5%     77,204,055    57,413,671       0

22 Dealer concentration Other                    2%     61,763,244    21,841,620       0

23 Manufacturer Concentration Top 3             15%    463,224,329   448,045,757       0

24 Manufacturer Concentration Other             10%    308,816,220    69,904,051       0

25 Product Line Concentration:

26 CE & Appl                                    25%    772,040,549    45,695,355       0

27 MIS                                          25%    772,040,549   289,924,603       0

28 Motorcycle                                   25%    772,040,549   623,666,801       0

29 Marine                                       35%  1,080,856,768   660,660,812       0

30 Manufacturered Home                          25%    772,040,549             0       0

31 RV                                           35%  1,080,856,768   748,990,745       0

32 Music                                        25%    772,040,549    63,910,589       0

33 Industrial Equipment                         25%    772,040,549   133,478,376       0

34 A/R                                          25%    772,040,549   347,569,607       0

35 Snowmobiles                                  25%    772,040,549    38,707,681       0

36 Other                                        25%    772,040,549   155,497,697       0

37 Delayed Funding Receivables                                       279,329,702

                                       3/31/2003      4/30/2003      5/31/2003   Average
38 Charge Offs to Receivables
   (Annualized)                          0.74%          0.91%          0.17%        0.61%
39 Payment Rate                          30.35%         38.56%         37.40%      35.44%

Net Receivable Rate - Current Month
40 Interest                                   6.23%
41 Discount                                   2.24%
42 Total                                      8.47%
43 Less Servicing                            -2.00%
44 Remaining                                  6.47%



EX-2
Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date                   05/31/03
Collection Period             05/01/03 05/31/03
Determination Date            06/13/03
Distribution Date             06/16/03
                                                                      Series           Series          Series        Series
                                                      Total           2000-2           2000-2          2000-2        2000-2
                                Date                  Trust            Total          Class A         Class B       Class C
Pool Balance
1 Beginning of Month
  Receivables                          04/30/03  3,285,222,781
2 Plus: Account Additions              5/01/2003             -
3 Beginning of month
  Principal
  Receivables                          5/01/2003 3,285,222,781
4 Discount Factor                                     0.50%
  Beginning of month Pool
5 Balance                              5/01/2003 3,268,796,667
6 Beginning of month Dealer
  Overconcentrations                   5/01/2003             -
  Beginning of month
7 Unconcentrated
  Pool Balance                         5/01/2003 3,268,796,667

8 End of month Principal
  Receivables                          05/31/03  3,103,680,598
9 Discount Factor                                     0.50%
10End of month Pool Balance            05/31/03  3,088,162,195
11End of month Dealer
  Overconcentrations                   05/31/03              -
12End of month
  Unconcentrated Pool
  Balance                              05/31/03  3,088,162,195
13Overconcentrated Percentage          05/31/03       0.00%
14Unconcentrated Percentage            05/31/03      100.00%

Certificates
15Beginning of
  month/closing date
  Invested Amount                      5/01/2003                    500,000,000      477,500,000    15,000,000     7,500,000
16Allocation Percentage                5/01/2003                      18.18%           17.36%          0.55%         0.27%
17End of month Invested
  Amount                               05/31/03                     500,000,000      477,500,000    15,000,000     7,500,000
18Principal Payments
  Outstanding Principal                06/13/03                               -                -             -             -
19Balance                              06/16/03                     500,000,000      477,500,000    15,000,000     7,500,000
20Pool Factor                          06/16/03                                          1.00000       1.00000       1.00000

Excess Funding Account
21End of month balance                 05/16/03              -
22Determination Date deposit           06/16/03              -
  Distribution Date
23disbursement                         06/16/03              -
  Excess Funding Account
24balance                              06/16/03              -

Reserve Fund
25Required Amount                      06/16/03                      17,500,000
26Beginning Balance                    05/16/03                      17,500,000
27Deposits                    05/16/03 06/16/03                          17,027
28Disbursements               05/16/03 06/16/03                          17,027
29Ending Balance                       06/16/03                      17,500,000

Collections
30Principal Allocation
  Percentage                           05/31/03                       15.30%           14.61%          0.46%         0.23%
31Floating Allocation
  Percentage                           05/31/03                       15.30%           14.61%          0.46%         0.23%
32Series Allocation Percentage         05/31/03                       18.18%
33Principal Collections       05/01/03 05/31/03  1,228,549,178
34Nonprincipal Collections    05/01/03 05/31/03     21,893,289
35Total Collections           05/01/03 05/31/03  1,250,442,467

Defaults
36Defaulted Amount            05/01/03 05/31/03        459,219
37Investor Default Amount     05/01/03 05/31/03                          70,243           67,082         2,107         1,054

Interest
38Monthly Interest                     06/16/03                         702,266          662,133        24,400        15,733
39Interest Shortfall                   06/16/03                               -                -             -             -
40Additional Interest                  06/16/03                               -                -             -             -
41Total                                06/16/03                         702,266          662,133        24,400        15,733

Servicing Fee
42Certificate Balance for
  Servicing
  Fee determination                    5/01/2003                    500,000,000      477,500,000    15,000,000     7,500,000
43Servicing Fee Rate                                                   2.00%            2.00%          2.00%         2.00%
44Servicing Fee               05/01/03 05/31/03                         833,333          795,833        25,000        12,500
45Remaining Servicing Fee              06/16/03                         833,333          795,833        25,000        12,500

Excess Servicing
46Nonprincipal Collections    05/01/03 05/31/03     21,893,289
47Servicer Advance Less
  Reimbursement of Servicer
  Advance                     05/01/03 05/31/03      2,379,607
48Floating Allocation
  Percentage                                                          15.30%           14.61%          0.46%         0.23%
49Investor Nonprincipal
  Collections                 05/01/03 05/31/03                       3,348,830        3,198,133       100,465        50,232
50Investor portion of
  Servicer
  Advance Less Reimbursement  05/01/03 05/31/03                         363,989          347,609        10,920         5,460
51Plus:  Investment Proceeds  05/01/03 05/31/03                          19,480
52Less:
53Monthly Interest                     06/13/03                         702,266          662,133        24,400        15,733
54Prior Monthly Interest               06/13/03                               -                -             -             -
55Additional Interest                  06/13/03                               -                -             -             -
56Reserve Fund Deposit                 06/13/03                               -                -             -             -
57Default Amount              05/01/03 05/31/03                          70,243           67,082         2,107         1,054
58Charge-Offs                 05/01/03 05/31/03                               -                -             -             -
59Monthly Servicing Fee                06/16/03                         833,333          795,833        25,000        12,500
60Carry-over Amount                    06/16/03                               -                -             -             -
61Carry-over Amount
     Additional Interest               06/16/03                               -                -             -             -
62Yield Supplement Deposit             06/16/03                               -
63Balance:  Excess Servicing  05/01/03 05/31/03                       2,126,457

Collection Account
64Beginning Balance                    05/16/03                               -
65Deposits                    05/16/03 06/16/03                       1,066,276
66Disbursements               05/16/03 06/16/03                       1,066,276
67Ending Balance                       06/16/03                               -

Interest Funding Account
68Beginning Balance                    05/16/03                               -
69Deposits                    05/16/03 06/16/03                         702,287
70Disbursements               05/16/03 06/16/03                         702,287
71Ending Balance                       06/16/03                               -

Principal Funding Account
72Beginning Balance                    05/16/03                               -
73Deposits                    05/16/03 06/16/03                               -
74Disbursements               05/16/03 06/16/03                               -
75Ending Balance                       06/16/03                               -

Yield Supplement Account
76Required Amount                      06/16/03                       2,500,000
77Beginning balance                    05/31/03                       2,500,000
78Deposit                     05/16/03 06/16/03                           2,432
79Disbursements               05/16/03 06/16/03                           2,432
80Ending balance                       06/16/03                       2,500,000

Interest Rate for the Next Period
81One-month LIBOR             06/17/03 07/14/03     1.18000%
82Net Receivables Rate                 05/31/03     6.46718%
